Exhibit 99.2

Q4 2007 Financial Results February 11, 2008

Q4 and Full Year 2007 Financial Results ($M excep t EPS) Q4 ‘07 Q4 ‘06 2007 2006 Orders $114.9 (+5%) $109.1 $451.6 (-9%) $493.8 Revenues $106.8 (-13%) $123.1 $402.5 (-9%) $441.0 Gross Margin 38%* 45% 40% 44% Operating (Loss) Income ($8.6) $10.2 ($12.1) $22.5 EBITA** $4.1 $14.3 $10.8 $39.7 EPS (Non- GAAP)** $0.07 $0.29 $0.17 $0.75 •2007 revenues impacted by downturn in data storage (down 25%) and semiconductor markets (down 35%) •Veeco’s revenues in LED/Solar market grew 25% and scientific research grew 5% •EBITA impacted by weak volume and GM declines *Exclud es $4.8M inventory write-off associated with restructuring. Reported gross margin is 33% **See recon cilliation to GAAP at end of p resentation ©2008 Veeco Instruments Inc. 2

©2008 Veeco Instruments Inc. 3 Q4 ‘07 Revenue Snapshot Revenue by Product Revenue by Market Revenue by Region $106.8M Q4$106.8M Q4’’07 vs. $123.1M Q407 vs.$123.1M Q4’’06 (down 13%)06 (down 13%) Process Equipment 66% $71.0M Metrology 34% $35.8M LED/Solar/ Wireless 31% Scientific Research 26% Data Storage 39% Semi 4% Europe 23% NA 33% APAC 33% Japan 11%

©2008 Veeco Instruments Inc. 4 Orders by Product Q4 ‘07 Order Snapshot $114.9M Q4$114.9M Q4’’07 vs. $109.1M Q407 vs.$109.1M Q4’’06 (up 5%)06 (up 5%) Metrology $36.6M 32% Process Equipment $78.3M 68% LED/Solar/ Wireless 36% Scientific Research 27% Data Storage 32% Semiconductor 5% NA 25% APAC 32% Europe 37% Japan 6% Orders by Market Orders by Region Now Largest %

Q4 ’07 Profitability Analysis • Gross profit was $40.5M, or 38% of sales (excluding $4.8M inventory write-offs associated with restructuring), compared to $54.8M, or 45% of sales in Q4 ’06 • GMs recovered from 36.7% in Q3 due to volume, price and mix improvements in Process Equipment. Volume declines in Auto AFM business led to declining gross margins in Metrology • SG&A was $21.6M vs. $24.2M last year • R&D -$14.8M compared to $16.4M last year • Operating expenses totaled $36.4M, or 34% of sales, compared to $40.5M in Q4 ’06 and $37.6M in Q3 ‘07. ©2008 Veeco Instruments Inc. 5

Q4 ‘07 Profitability Analysiscont’d • Amortization expense totaled $2.0M vs. $4.0M last year • Restructuring and other expenses of approximately $10.6 million consisted of: • $4.7M restructuring ($2.9 M severance; $1.8M of commitments associated with discontinued product lines) • $1.1M of asset impairment charges associated with fixed asset write-offs related to discontinued product lines • $4.8M of inventory write-offs associated with discontinued product lines (included in GAAP income statement as part of cost of sales) • Net loss was ($9.4M), or ($0.30) per share (GAAP), compared to net income of $7.6M, or $0.24 per share last year • Earnings per share, excluding certain items, was $0.07 compared to $0.29 last year ©2008 Veeco Instruments Inc. 6

©2008 Veeco Instruments Inc. 7 2007 Revenue Snapshot Metrology $150.5M 37% Process Equipment $252.0M 63% LED/Solar/ Wireless 28% Scientific Research 29% Data Storage 34% Semiconductor 9% NA 33% APAC 34% Europe 19% Japan 14% $402.5M$402.5M‘‘07 vs. $441.0M in07 vs.$441.0M in‘‘06 (down 9%)06 (down 9%) Revenue by Product Revenue by Market Revenue by Region

©2008 Veeco Instruments Inc. 8 2007 Order Snapshot Metrology $146.0M 32% Process Equipment $305.6M 68% LED/Solar/ Wireless 35% Scientific Research 26% Data Storage 32% Semiconductor 7% NA 33% APAC 32% Europe 24% Japan 11% $451.6M$451.6M‘‘07 vs. $493.8M07 vs.$493.8M’’06 (down 9%)06 (down 9%) Orders by Product Orders by Market Orders by Region Now Largest %

2007 Profitability Analysis • Gross profit was $162.3M, or 40% of sales (non GAAP basis), compared to $194.1M, or 44% of sales in 2006 • SG&A was $90.4M vs $92.5M in the prior year • R&D was $61.2M compared to $61.9M in the prior year • Operating expenses totaled $151.5M , or 38% of sales, compared to $154.5M in the prior year • Amortization expense totaled $10.3M vs. $16.0M in 2006 • Restructuring and other expenses totaled $12.6M including severance, discontinued product lines, asset impairment and inventory write-offs • Net interest expense totaled $3.0M vs $4.3M in 2006 • Net Loss was ($17.4M), or ($0.56) compared to $14.9M income, or earnings per share of $0.48 in 2006 • 2007 Earnings per share (excluding certain items) was $0.17 compared to $0.75 last year • Backlog at 12/31/07 was $174M ©2008 Veeco Instruments Inc. 9

Veeco Balance Sheet (in millions) December 31, 2007 December 31, 2006 Cash and Investments $117.1 $147.0 Working Capital 174.5 248.1 Fixed Assets, net 66.1 73.5 Total Assets 529.3 589.6 Long-Term Debt (including current portion) 146.6 209.2 Shareholder’s Equity $273.7 $281.8 During 2007, Veeco repurchased $56.0M of its 4.125% convertible subordinated notes. As a result of these repurchases, the amount of convertible subordinated notes outstanding was reduced to $144.0M. In addition, Veeco also completed the exchange of $118.8M aggregate principal amount of original notes to a ne w series of convertible notes due April 2012 with a conversion price $27.23 per share. Approximately $25.2M of “Old Notes” remain outstanding. These 2007 transactions have significantly improved Veeco’s capital structure. ©2008 Veeco Instruments Inc. 10

Q1 ’08 Outlook/Guidance • Q1 ‘08 Revenues $98-105 million • Q1 ‘08 Loss $(0.19)-($0.09) per share • Non-GAAP EPS $0.00 -$0.06, excluding amortization of $2.0 and restructuring charges of $3.6 million (estimated), using a 35% tax rate • Q1 2008 Orders $105-$112 million ©2008 Veeco Instruments Inc. 11

A Simpler Veeco • Historically we have presented revenue, order and profitabilityfor two product businesses (Process Equipment and Metrology) • We also provide revenue and order for end markets (Data Storage, LED/Wireless/Solar, Semiconductor, Scientific Research) • Going forward will report three market focused business segments • Our Process Equipment business will be reported in two segments: • DDaattaa StStoorragage Pe Prrooccesesss EEqquiuippmmentent– Ion Beam and Slider product lines • LLEEDD && SSoolalar Pr Prroocceess Ess Eqquuiippmmeenntt-MOCVD and MBE product lines • We will continue to report our Metrology & Instrumentation business – Auto AFM, Nano-Bio AFM, Optical products for broad research and industrial applications • Will no longer report “by market” data as it will be redundant given the business segmentation data ©2008 Veeco Instruments Inc. 12

Veeco’s 2007 Results: Three Business Segments 2007 Revenues = $402 Million 2007 Bookings = $452 Million LED & Solar Process Equipment Data Storage Process Equipment Metrology Japan 11% LED & Solar Process Equipment Data Storage Process Equipment Metrology 37%$150m 34%$136m 29%$116m 33%$146m 31%$142m 36%$164m Metrology Data Storage PE LED & Solar PE % of Revenue 07 Revs Segment Metrology Data Storage PE LED & Solar PE % of Bookings 07 Bookings Segment ©2008 Veeco Instruments Inc. 13

Process Equipment Segment Data LED & Solar Process Equipment Data Storage Process Equipment 2006 2007 2006 2007 Revenue ($m) $94.2 $115.9 $174.7 $136.2 Gross Margin 30.4% 37.8% 44.1% 38.3% EBITA ($m) $2.0 $14.0 $26.4 $5.9 ©2008 Veeco Instruments Inc. 14

Veeco’s 2008 Growth Outlook 2007 Veeco Revenue 2008 Revenue Growth Range* 2008 Veeco Revenue Range LED & Solar Process Equipment $116M ~20-25% $140-145M Data Storage Process Equipment $136M ~0-5% $137-143M Metrology $150M ~5-7% $157-160M Total Veeco $402M ~10% growth ~$440M *Based upon end market in dustry forecasts (Strategic Analytics, IDC) and Veeco Estimates ©2008 Veeco Instruments Inc. 15

Q4 ‘07 GAAP Reconciliation Table Three months ended December 31, 2007 2006 Year ended December 31, 2007 2006 Operating (loss) income ($8,602) $10,241 ($12,061) $22,456 Amortization expense 2,014 4,016 10,250 16,045 Restructuri ng expense rment charge te-offs 4,752 (1) -6,726 (1) Asset impai 1,068 (2) -1,068 (2) Inventory wri 4,821 (3) -4,821 (3) - Write-off of purchased in-process technology ---1,160 (4) Earnings before interest, income taxes and amortization excluding certain items ("EBITA") 4,053 14,257 10,804 39,661 Interest expense, net Gain on extinguishment of debt Adjustment to exclude gain on extinguishment of debt 757 685 3,013 4,268 --(738) (5) (330) (6) --738 330 Earnings excluding certain items before income taxes 3,296 13,572 7,791 35,393 Income tax provision at 35% 1,154 4,750 2,727 12,388 Noncontrolling interest, net of income tax provision at 35% (95) (98) (408) (279) Earnings excluding certain items $2,237 $8,920 $5,472 $23,284 Earnings excluding certain items per diluted share $0.07 $0.29 $0.17 $0.75 Diluted weighted average shares outstanding 31,399 31,185 31,346 31,059 ©2008 Veeco Instruments Inc. 16

Q4 '07 GAAP Reconciliation Table (cont.)

(1) During the fourth quarter of 2007, the Company recorded a restructuring charge of $4.7 million, consisting of $2.9 million of severance costs, and $1.8 million of commitments associated with discontinued product lines. In the second and third quarters of 2007, the company recorded an additional $2.0 million of severance costs, for a total restructuring charge for the full year of $6.7 million.

(2) During the fourth quarter of 2007, the Company recorded a $1.1 million asset impairment charge related to fixed asset write-offs associated with discontinued product lines.

(3) During the fourth quarter of 2007, the Company recorded a $4.8 million inventory write-off associated with discontinued product lines. This was included in cost of sales on the GAAP income statement.

(4) During 2006, the Company purchased a 19.9% interest in Fluens Corporation. During the third quarter of 2006, the Company finalized its purchase accounting for Fluens determining that Fluens is a variable interest entity and the Company is its primary beneficiary as defined by FIN46(R). As such, the Company has consolidated the results of Fluens' operations from the acquisition date. As part of that acquisition, the Company acquired $1.2 million of in-process technology, which was written off as of the acquisition date.

(5) During the second quarter of 2007, the Company repurchased $56.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of these repurchases, the Company recorded a gain from the early extinguishment of debt in the amount of $0.7 million.

(6) During the first quarter of 2006, the Company repurchased $20.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of this repurchase, the Company recorded a gain from the early extinguishment of debt in the amount of $0.3 million.

NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.

©2008 Veeco Instruments Inc.
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Veeco

Q1 ‘08 Guidance Reconciliation Table Guidance for the Three months ended March 3 1, 2008 LOW HIGH Operating loss ( $5,1 00) ($1 ,900 ) Amo rtization e xpe nse 2,000 2 ,000 Restr ucturing expen se 3,600 3,600 Ea rnings before inter est, income ta xe s and amortization excluding ce rta in items ("EBITA ") 500 3 ,700 Interest expense, ne t 700 700 (L oss) earnin gs excluding certa in items b efo re in come taxes (2 00) 3 ,000 Income tax (benefit) e xpe nse at 3 5% (70) 1 ,050 Noncontrolling interest, net of income tax p rovision at 3 5% (1 30) (130) Ea rnings excludin g certain ite ms $0 $2 ,080 Ea rnings excludin g certain ite ms per diluted sha re $0.00 $ 0.06 Diluted weig hted averag e share s outstand ing 32,5 00 32 ,500 Note: The forecasted income tax expenses for the three months ending March 31, 2008 high end and low end guidance is $0.5 million and $0.4 million, respectively. NOTE: The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. ©2008 Veeco Instruments Inc. 18

Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com. ©2008 Veeco Instruments Inc. 19